                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 5, 2005
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                          0-25716                 13-3492802
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(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)

529 Fifth Avenue, New York, New York                                   10017
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 5, 2005, Finlay Enterprises, Inc. (the "Registrant"), issued a press release announcing the Registrant's sales for the first quarter of the fiscal year ended January 28, 2006. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits.

                EXHIBIT NO.       DESCRIPTION
                -----------       -----------
                  99.1            Finlay Enterprises, Inc. press release dated
                                  May 5, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FINLAY ENTERPRISES, INC.

Date:  May 5, 2005              By:  /s/ Bruce E. Zurlnick
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                                     Bruce E. Zurlnick
                                     Senior Vice President, Treasurer and
                                     Chief Financial Officer